Exhibit 10-3
                               SECURITY AGREEMENT


            This SECURITY AGREEMENT (this "Agreement") is dated as of August 3, 2000 and entered into by and among AMERICOM USA, INC., a Delaware corporation (the "Company"), the other Persons listed on the signature pages hereof (the Company together with such other Persons, the "Grantors" and each a "Grantor"), and AVV. GIACOMO TORRENTE of c/o Sylvia Quarnstrom, 51 West 69th Street, Apt. 5D, New York, New York 10023 ("Secured Party").

PRELIMINARY STATEMENTS:

            (1) The Company has executed and delivered a promissory note, dated as of the date hereof (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Note"), in favor of the Sterling National Bank of New York (the "Bank"), evidencing a loan in the aggregate principal amount of $1,000,000 made by the Bank to the Company (the "Loan").

            (2) As collateral security for the Loan, the Company has entered into a General Loan and Security Agreement, dated as of the date hereof (the "Bank Security Agreement"), between the Company and the Bank, pursuant to which the Company has granted to the Bank a first priority security interest in and lien on the assets and property of the Company.

            (3) As further security for the Loan, and at the request of the Company and the Bank, Secured Party has (i) entered into a Guaranty of All Liabilities and Security Agreement (the "Guaranty"), dated as of the date hereof, between Secured Party and the Bank, and pursuant to and in accordance with the Guaranty, Secured Party has guaranteed the obligations of the Company under the Note and the Bank Security Agreement to the Bank and (ii) opened a bank account with the Bank at the Bank's office in New York, in the name of Secured Party, and deposited in such bank account the sum of $1,000,000 (the "Deposit").

            (4) In connection with the transactions contemplated by the Note and the Guaranty and as a condition precedent to (i) the making of the Deposit by Secured Party and (ii) the execution and delivery by Secured Party of the Guaranty, Secured Party has requested that each Grantor execute and deliver this Agreement to Secured Party.

            (5) Each Grantor will derive substantial benefits from (i) the making of the Deposit by Secured Party and (ii) the making of the Loan by the Bank and the transactions contemplated by the Note and, accordingly, each Grantor desires to execute and deliver this Agreement to satisfy the condition described in the preceding paragraph (3).

            NOW, THEREFORE, in consideration of the premises and in order to induce Secured Party to make the Deposit and to enter into the Guaranty and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Grantor hereby agrees with Secured Party as follows:

            1. Grant of Security. Each Grantor hereby assigns to Secured Party, and hereby grants to Secured Party a second priority security interest in, subject to and subordinate in all respects to the first and prior security interest of the Bank therein, all of such Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing or in which such Grantor now has or hereafter acquires an interest and wherever the same may be located (the "Collateral"):

            (a) all equipment in all of its forms, all parts thereof and all accessions thereto (any and all such equipment, parts and accessions being the "Equipment");

            (b) all inventory in all of its forms (including (i) all goods held by such Grantor for sale or lease or to be furnished under contracts of service or so leased or furnished, (ii) all raw materials, work in process, finished goods, and materials used or consumed in the manufacture, packing, shipping, advertising, selling, leasing, furnishing or production of such inventory or otherwise used or consumed in such Grantor's business, (iii) all goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind, and (iv) all goods which are returned to or repossessed by such Grantor) and all accessions thereto and products thereof (all such inventory, accessions and products being the "Inventory") and all negotiable documents of title (including warehouse receipts, dock receipts and bills of lading) issued by any Person covering any Inventory (any such negotiable document of title being a "Negotiable Document of Title");

            (c) all accounts, contract rights, chattel paper, documents, instruments, general intangibles and other rights and obligations of any kind and all rights in, to and under all security agreements, leases and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, documents, instruments, general intangibles or other obligations (any and all such accounts, contract rights, chattel paper, documents, instruments, general intangibles and other obligations being the "Accounts", and any and all such security agreements, leases and other contracts being the "Related Contracts");

            (d) all deposit accounts, all funds from time to time held therein and all certificates and instruments, if any, from time to time representing or evidencing such accounts;

            (e) all contracts and agreements to which such Grantor is now or may hereafter become a party, as each such contract and agreement may be amended, supplemented or otherwise modified from time to time (said contracts and agreements, as so amended, supplemented or otherwise modified, being referred to herein individually as an "Assigned Agreement" and collectively as the "Assigned Agreements"), including (i) all rights of such Grantor to receive moneys due or to become due under or pursuant to the Assigned Agreements, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (iii) all claims of such Grantor for damages arising out of any breach of or default under the Assigned Agreements, and (iv) all rights of such Grantor to terminate, amend, supplement, modify or exercise rights or options under the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder;


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

            (f) to the  extent  not  included  in any  other  paragraph  of this
Section 1, all other general intangibles (including tax refunds, rights to payment or performance, choses in action and judgments taken on any rights or claims included in the Collateral);

            (g)  all  business   fixtures  and  storage  and  office  facilities
constituting personal property, and all accessions thereto and products thereof;

            (h) all books, records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon;

            (i) all rights and interests in all trademarks, service marks, tradenames, business names, and/or other business identifiers pertaining to such Grantor's business and application therefor (collectively, the "Trademarks")
that are presently, or in the future may be, owned, held or used by such Grantor, in whole or in part (including the Trademarks specifically identified in Schedule I annexed hereto, as the same may be amended pursuant hereto from time to time), and including all common law and other rights in and to the Trademarks in the United States and any state thereof and in all foreign countries (the "Trademark Rights") and all federal, state and foreign registrations that heretofore have been or hereafter may be issued or applied for thereon in the United States, in any state thereof and in any foreign country ("Trademark Registrations"), the right (but not the obligation) to apply for and renew and extend the Trademarks, Trademark Registrations and Trademark Rights, the right (but not the obligation) to sue or bring opposition or cancellation proceedings in the name of such Grantor or in the name of Secured Party or otherwise for past, present and future infringements of the Trademarks, Trademark Registrations or Trademark Rights and all rights (but not obligations) corresponding thereto in the United States and any foreign country, and all goodwill of such Grantor's business symbolized by the Trademarks and associated therewith, including the documents and things described in Section 1(j) (the "Associated Goodwill"); it being understood that the rights and interests included herein shall include all rights and interests pursuant to licensing or other contracts in favor of such Grantor pertaining to the Trademarks, Trademark Registrations or Trademark Rights presently or in the future owned or used by third parties but, in the case of third parties which are not affiliates of such Grantor, only to the extent permitted by such licensing or other contracts and, if not so permitted, only with the consent of such third parties;

            (j) all United States and foreign patents and patent applications and all re-issues, divisions, continuations thereof, and rights and interests thereof in the United States and in all foreign countries ("Patent Rights") in patents and patent applications that are presently, or in the future may be, owned, held or used by such Grantor, in whole or in part (including the patents and patent applications listed in Schedule II annexed hereto, as the same may be amended pursuant hereto from time to time), all rights (but not obligations) to sue in the name of such Grantor or in the name of Secured Party or otherwise for past, present and future infringements of the Patents or Patent Rights (all of the foregoing being collectively referred to as the "Patents"); it being understood that the rights and interest assigned hereby shall include all rights and interests pursuant to licensing or other contracts in favor of such Grantor pertaining to patent applications and patents presently or in the future owned or used by third parties but, in


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

the case of third parties which are not affiliates of such Grantor, only to the extent permitted by such licensing or other contracts and, if not so permitted, only with the consent of such third parties;

            (k) the following documents and things in such Grantor's possession, or subject to such Grantor's right to possession, related to (y) the production, sale and delivery by such Grantor, or by any affiliate, licensee or subcontractor of such Grantor, of products or services sold or delivered by or under the authority of such Grantor in connection with the Patents, Patent Rights, Trademarks, Trademark Registrations or Trademark Rights (which products and services shall, for purposes of this Agreement, be deemed to include products and services sold or delivered pursuant to merchandising operations utilizing any Patents, Patent Rights, Trademarks, Trademark Registrations or Trademark Rights); or (z) any retail or other merchandising operations conducted under the name of or in connection with the Patents, Patent Rights, Trademarks, Trademark Registrations or Trademark Rights by such Grantor or any affiliate, licensee or subcontractor of such Grantor:

            (i) all lists and ancillary documents that identify and describe any of such Grantor's customers, or those of its affiliates, licensees or subcontractors, for products sold and services delivered under or in connection with the Patents, Patent Rights, Trademarks or Trademark
      Rights, including any lists and ancillary documents that contain a customer's name and address, the name and address of any of its warehouses, branches or other places of business, the identity of the Person or Persons having the principal responsibility on a customer's behalf for ordering products or services of the kind supplied by such Grantor, or the credit, payment, discount, delivery or other sale terms applicable to such customer, together with information setting forth the total purchases, by brand, product, service, style, size or other criteria, and the patterns of such purchases;

            (ii) all product and service specification documents and production and quality control manuals used in the manufacture or delivery of products and services sold or delivered under or in connection with the Patents, Patent Rights, Trademarks or Trademark Rights;

            (iii) all documents which reveal the name and address of any source of supply, and any terms of purchase and delivery, for any and all materials, components and services used in the production of products and services sold or delivered under or in connection with the Patents, Patent Rights, Trademarks or Trademark Rights; and

            (iv) all documents constituting or concerning the then current or proposed advertising and promotion by such Grantor or its affiliates, licensees or subcontractors of products and services sold or delivered under or in connection with the Patents, Patent Rights, Trademarks or Trademark Rights including all documents which reveal the media used or to be used and the cost for all such advertising conducted within the described period or planned for such products and services;

            (l) all copyrights, rights, titles and interests in and to works protectable by copyright, including the copyrights listed on Schedule III attached hereto, as the same may be


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

amended pursuant hereto from time to time (all of the foregoing being collectively referred to as the "Copyrights"), which are presently, or in the future may be, owned, created, authored (as a work for hire), acquired or used (whether pursuant to a license or otherwise) by such Grantor, in whole or in part, and all common law and other rights in and to the Copyrights in the United States and any state thereof and in all foreign countries, and all federal, state and foreign registrations that heretofore have been or hereafter may be issued or applied for thereon in the United States, in any state thereof and in any foreign country, heretofore or hereafter granted or applied for, and all renewals and extensions thereof, throughout the world, including all proceeds thereof (such as, by way of example and not by limitation, license royalties and proceeds of infringement suits), and the right (but not the obligation) to sue in the name of such Grantor or in the name of Secured Party for past, present and future infringements of the Copyrights; it being understood and agreed that the Collateral assigned hereby shall include rights and interests pursuant to licensing or other contracts in favor of such Grantor pertaining to copyrights and works protectable by copyright presently or in the future owned or used by third-parties, but in the case of third-parties which are not affiliates of such Grantor, only to the extent permitted by such licensing or other contracts and, if not so permitted, only with the consent of such third-parties; and

            (m) all proceeds, products, rents and profits (including license royalties and proceeds of infringement suits) of or from any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral. For purposes of this Agreement, the term "proceeds" includes whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

            2. Conditional Assignment; License. In addition to, and not by way of limitation of, the granting of a security interest in the Collateral pursuant to Sections 1(i), (j), (k) or (l) (the "IP Collateral"), each Grantor hereby, effective upon the occurrence of an Event of Default (as hereinafter defined) and upon written notice from Secured Party, grants, sells, conveys, transfers, assigns and sets over to Secured Party, for its benefit, all of such Grantor's right, title and interest in and to the IP Collateral, including such Grantor's right, title and interest in and to the Trademarks identified in Schedule I annexed hereto, the goodwill of the business symbolized by said Trademarks, all Trademark Registrations relating to said Trademark, the Patents and patent applications identified in Schedule II annexed hereto and the Copyrights identified in Schedule III annexed hereto. Each Grantor hereby assigns, transfers and conveys to Secured Party, effective upon the occurrence of any Event of Default, the nonexclusive right and license to use all trademarks, tradenames, copyrights, patents or technical processes owned or used by such Grantor that relate to the Collateral and any other collateral granted by such Grantor as security for the Secured Obligations (as hereinafter defined), together with any goodwill associated therewith, all to the extent necessary to enable Secured Party to use, possess and realize on the Collateral and to enable any successor or assign to enjoy the benefits of the Collateral. This right and license shall inure to the benefit of all successors, assigns and transferees of Secured Party and its successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or


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

otherwise. Such right and license is granted free of charge, without requirement that any monetary payment whatsoever be made to such Grantor.

            3. Security for Obligations; Subordination. (a) This Agreement secures, and the Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. ss.362(a)), of all obligations and liabilities of every nature of the Company to the Bank now or hereafter existing under or arising out of or in connection with the Loan and the Note and all substitutions, extensions or renewals thereof, whether for principal, interest (including interest that, but for the filing of a petition in bankruptcy with respect to the Company or any other Grantor, would accrue on such obligations whether or not a claim is allowed against the Company for such interest in the related bankruptcy proceeding), fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, whether or not from time to time decreased or extinguished and later increased, created or incurred, and whether or not such obligations or liabilities are paid by the Secured Party to the Bank pursuant to the Guaranty, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly as a preference, fraudulent transfer or otherwise and all obligations of every nature of the Company and each other Grantor now or hereafter existing under this Agreement (all such obligations being the "Secured Obligations").

            (b) Secured Party hereby agrees that all Liens that such Secured Party may now have or hereafter acquire against any of the Collateral resulting from or relating to the Secured Obligations shall be subordinate and junior in all respects to the Liens against the property of the Grantors of the Bank created by the Bank Security Agreement, regardless of the order or time as of which any Liens attach to any of the Collateral, the order or time of financing statement filings or any other filings or recordings, the order of time of granting of any such Liens, or the physical possession of any of the Collateral.

            4. Grantors Remain Liable. Anything contained herein to the contrary notwithstanding, (a) each Grantor shall remain liable under any contracts and agreements included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Secured Party of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and
(c) Secured Party shall not have any obligation or liability under any contracts and agreements included in the Collateral by reason of this Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

            5.   Representations  and  Warranties.   Each  Grantor  jointly  and
severally represents and warrants as follows:

            (a) Formation; Good Standing. Such Grantor is a duly formed and validly existing corporation in good standing under the laws of the jurisdiction of the its incorporation,


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

(ii) has the power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the ownership, leasing or operation of property or the conduct of its business requires such qualifications except for failures to be so qualified which, in the aggregate, would not have a material adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of such Grantor.

            (b) Ownership of Collateral. Except for the security interest created by this Agreement and the Bank Security Agreement, such Grantor owns the Collateral free and clear of any Lien. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of (i) Secured Party relating to this Agreement and (ii) Bank relating to the Bank Security Agreement. No effective filing with the United States Patent and Trademark Office covering all or any part of the Collateral is on file with the United States Patent and Trademark Office, except such as may be filed in favor of such Grantor evidencing such Grantor's right, title and interest in the Patents and Trademarks or in favor of Secured Party relating to this Agreement or in favor of the Bank relating to the Bank Security Agreement. No effective filing with the United States Copyright Office covering all or any part of the Collateral is on file with the United States Copyright Office, except such as may be filed in favor of such Grantor evidencing such Grantor's right, title and interest in the Copyrights or in favor of Secured Party relating to this Agreement or in favor of the Bank relating to the Bank Security Agreement.

            (c) Location of Equipment and Inventory. All of the Equipment and Inventory is, as of the date hereof, located at the places specified in Schedule IV annexed hereto.

            (d) Description of IP Collateral. A true and complete list of all Trademarks, Trademark Registrations, Trademark Rights, Copyrights owned, held (whether pursuant to a license or otherwise) or used by such Grantor, in whole or in part, as of the date of this Agreement is set forth in Schedule I and III annexed hereto, and a true and complete list of all Patents and Patent Rights owned, held (whether pursuant to a license or otherwise) or used by such Grantor, in whole or in part, as of the date of this Agreement is set forth in
Schedule II annexed hereto.

            (e) Validity and Enforceability of IP Collateral. Each of the Patents, Patent Rights, Trademarks, Trademark Registrations, Trademark Rights and Copyrights owned by such Grantor and, to the best of such Grantor's knowledge, each of the Patents, Patent Rights, Trademarks, Trademark Registrations, Trademark Rights and Copyrights used by such Grantor pursuant to a license, is valid, subsisting and enforceable and such Grantor is not aware of any pending or threatened claim by any third party that any of the Patents, Patent Rights, Trademarks, Trademark Registrations, Trademark Rights and Copyrights is invalid or unenforceable or that the use by such Grantor of any of the Patents, Patent Rights, Trademarks, Trademark Registrations, Trademark Rights and Copyrights violates the rights of any third Person or of any basis for any such claim.

            (f) Negotiable Documents of Title. No Negotiable Documents of Title are outstanding with respect to any of the Inventory.


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

            (g) Office Locations; Other Names. The chief place of business, the chief executive office and the office where such Grantor keeps its records regarding the Accounts and all originals of all chattel paper that evidence Accounts is, and has been for the four month period preceding the date hereof, located at the places specified in Schedule IV annexed hereto. No Grantor has in the past done, and does not now do, business under any other name (including any trade-name or fictitious business name).

            (h) Delivery of Certain Collateral. All notes and other instruments (excluding checks) comprising any and all items of Collateral have been delivered to Secured Party duly endorsed and accompanied by duly executed instruments of transfer or assignment in blank.

            (i) Perfection. This Agreement, together with the filing of all necessary financing statements, creates a valid and perfected security interest in the Collateral, securing the payment of the Secured Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly made or taken or appropriate documents have been delivered to Secured Party.

            (j) Authorizations. Other than the consent of the Bank to the grant of the security interest created hereby, no consent of any Person and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other third party is required (i) for the grant by such Grantor of the assignment and security interest granted hereunder, for the pledge by such Grantor of the Collateral pursuant hereto or for the execution, delivery or performance of this Agreement by such Grantor,
(ii) for the perfection or maintenance of the pledge, assignment and security interest created hereunder (including the second priority nature of such pledge, assignment or security interest), except for the filing of financing and continuation statements under the UCC, which financing statements have been duly filed and are effective, under applicable law, and recordings of fixture filings and recordings with the Patent and Trademark Office and the Copyright Office to perfect the security interest granted to Secured Party herein, or (iii) for the exercise by Secured Party of its voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement.

            (k) Corporate Power; Legal Right; Valid and Binding Obligation. Such Grantor has the corporate power and authority and the legal right to execute and deliver, to perform its obligations under, and to grant the security interests in the Collateral pursuant to, this Agreement and has taken all necessary corporate action to authorize its execution, delivery and performance of, and grant of the security interests in the Collateral pursuant to, this Agreement. This Agreement constitutes a legal, valid and binding obligation of such Grantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies. Such Grantor is the sole owner of, and has valid and legal title to, all of the Collateral, free and clear of any Liens, other than Liens created hereby and by the Bank Security Agreement.

            (l)  Other  Information.  All  information  heretofore,   herein  or
hereafter supplied to Secured Party by or on behalf of such Grantor with respect to the Collateral is accurate and complete in all material respects.

            6. Further Assurances; New Patents, Patent Rights, Trademarks, Trademark Registrations, Trademark Rights, Applications and Copyrights.

            (a) Each Grantor agrees that from time to time, at the expense of such Grantor, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary, or that Secured Party may request, in order to perfect and protect any security interest or conditional assignment granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor will: (i) mark conspicuously each item of chattel paper included in the Accounts, each Related Contract and, at the request of Secured Party, each of its records pertaining to the Collateral, with a legend, in form and substance satisfactory to Secured Party, indicating that such Collateral is subject to the security interest granted hereby, (ii) at the request of Secured Party, deliver and pledge to Secured Party hereunder all promissory notes and other instruments (including checks) and all original counterparts of chattel paper constituting Collateral, duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Secured Party, (iii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Secured Party may request, in order to perfect and preserve the security interests granted or purported to be granted hereby, (iv) at any reasonable time, upon request by Secured Party, exhibit the Collateral to and allow inspection of the Collateral by Secured Party, or Persons designated by Secured Party, and (v) at Secured Party's request, appear in and defend any action or proceeding that could reasonably be expected to adversely affect such Grantor's title to or Secured Party's security interest in all or any part of the Collateral.

            (b) Each Grantor hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of such Grantor. Each Grantor agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement signed by such Grantor shall be sufficient as a financing statement and may be filed as a financing statement in any and all jurisdictions.

            (c) Each Grantor will furnish to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail.

            (d) If any Grantor shall hereafter obtain rights to any new Trademarks, Trademark Registrations, Trademark Rights, patentable inventions, become entitled to the benefit of any patent application or patent or any reissue, division, continuation, renewal, extension or continuation-in-part of any Patent or any improvement or any Patent, any new works protectable by Copyright, or become entitled to the benefit of any Copyright registration, application for Copyright registration or renewal or extension of any Copyright, the provisions of this Agreement shall automatically apply thereto. Each Grantor shall promptly notify Secured Party in writing of any rights to any new Trademarks or Trademark Rights acquired by such Grantor after the date hereof and of any Trademark Registrations issued or applications for Trademark Registration or any Patent made after the date hereof. Concurrently with the filing of an application for any Patent or Trademark or Copyright registration, such Grantor shall execute, deliver and record in all places where this Agreement is recorded an appropriate Security Agreement, substantially in the form hereof, with appropriate insertions, or an amendment to this Agreement, in form and substance reasonably satisfactory to Secured Party, pursuant to which such Grantor shall grant a security interest and conditional assignment to the extent of its interest in such Patent or Trademark or Copyright registration as provided herein to Secured Party unless so doing would, in the commercially reasonable judgment of such Grantor, after due inquiry, result in the grant of a Patent or Trademark or Copyright registration in the name of Secured Party, in which event such Grantor shall give written notice to Secured Party as soon as reasonably practicable and the filing shall instead be undertaken as soon as practicable but in no case later than immediately following the grant of the Trademark or Copyright registration, as the case may be, or Patent.

            7. Certain Covenants of Each Grantor. Each Grantor shall:

            (a) not use or permit any Collateral to be used by its employees or its affiliates unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

            (b) notify Secured Party of any change in such Grantor's name, identity or corporate structure within 15 days of such change;

            (c) give Secured Party 30 days' prior written notice of any change in such Grantor's chief place of business, chief executive office or residence or the office where such Grantor keeps its records regarding the Accounts, all originals of all chattel paper that evidence Accounts and the IP Collateral;

            (d) if Secured Party gives value to enable such Grantor to acquire rights in or the use of any Collateral, use such value for such purposes;

            (e) pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral, except to the extent the validity thereof is being contested in good faith; provided that such Grantor shall in any event pay such taxes, assessments, charges, levies or claims not later than five days prior to the date of any proposed sale under any judgment, writ or warrant of attachment entered or filed against such Grantor or any of the Collateral as a result of the failure to make such payment;

            (f) diligently keep reasonable records respecting the Collateral and at all times keep at least one complete set of its records concerning substantially all of the Patents, Patent Rights, Trademarks, Trademark Registrations and Trademark Rights at its chief executive office or principal place of business;

            (g) not permit the inclusion in any contract to which it becomes a party of any provision that could or might in any way impair or prevent the creation of a security interest in, or the assignment of, such Grantor's rights and interests in any property included within the definitions of any Patents, Patent Rights, Trademarks, Trademark Registrations, Trademark Rights and Associated Goodwill acquired under such contracts;

            (h) take all steps necessary in its reasonably  business judgment to protect the secrecy of all trade secrets relating to the products and services sold or delivered under or in connection with the Patents, Patent Rights, Trademarks and Trademark Rights, including entering into confidentiality agreements with employees and labeling and restricting access to secret information and documents;

            (i) use proper statutory notice in connection with its use of each of the Patents, Patent Rights, Trademarks, Trademark Registrations, Trademark Rights and Copyrights;

            (j) use standards of high quality consistent with such Grantor's past practices in the manufacture, sale and delivery of products and services sold or delivered under or in connection with the Trademarks, Trademark Registrations and Trademark Rights, including, to the extent applicable, in the operation and maintenance of its retail stores and other merchandising operations; and

            (k) upon any officer of such Grantor obtaining knowledge thereof, promptly notify Secured Party in writing of any event that could reasonably be expected to materially and adversely affect the value of the Collateral or any portion thereof, the ability of such Grantor or Secured Party to dispose of the Collateral or any material portion thereof, or the rights and remedies of Secured Party in relation thereto, including the levy of any legal process against the Collateral or any portion thereof.

            8. Special Covenants With Respect to Equipment and Inventory. Each Grantor shall:

            (a) keep the Equipment and Inventory at the places therefor specified on Schedule IV annexed hereto or, upon 30 days' prior written notice to Secured Party, at such other places in jurisdictions where all action that may be necessary or desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby, or to enable Secured Party to exercise and enforce its rights and remedies hereunder, with respect to such Equipment and Inventory shall have been taken;

            (b) cause the Equipment to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with such Grantor's past practices, and shall forthwith make or cause to be made all repairs, replacements and other improvements in connection therewith that are necessary or desirable to such end. Each Grantor shall promptly furnish to Secured Party a statement respecting any material loss or material damage to any of the Equipment in excess of $20,000;

            (c) keep correct and accurate records of the Inventory, itemizing and describing the kind, type and quantity of Inventory, such Grantor's cost therefor and (where applicable) the current list prices for the Inventory;

            (d) if any Inventory is in possession or control of any of such Grantor's agents or processors, if the aggregate book value of all such Inventory exceeds $20,000, and in any event upon the occurrence of a default or an event of default under the Note (an "Event of Default" for purposes of this Agreement), instruct such agent or processor to hold all such Inventory for the account of Secured Party and subject to the instructions of Secured Party; and

            (e) promptly upon the issuance and delivery to such Grantor of any Negotiable Document of Title, deliver such Negotiable Document of Title to Secured Party.

            9. Insurance. Each Grantor shall, at its own expense, maintain insurance with respect to the Equipment and Inventory in accordance with commercially sound business practices for similar companies in the Company's industry.

            10. Special Covenants With Respect to the Assigned Agreements. Upon the occurrence and during the continuation of an Event of Default, each Grantor agrees that all payments due or to become due under or in connection with the Assigned Agreements shall be made directly to Secured Party at its address set forth in Section 23 if Secured Party so requests and that it will promptly so instruct the parties with whom such Grantor has entered the Assigned Agreements.

            11.   Special   Covenants  With  Respect  to  Accounts  and  Related
Contracts.

            (a) Each Grantor shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Accounts and Related Contracts, and all originals of all chattel paper that evidence Accounts, at the location therefor specified on Schedule IV annexed hereto or, upon 30 days' prior written notice to Secured Party, at such other location in a jurisdiction where all action that may be necessary or desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby, or to enable Secured Party to exercise and enforce its rights and remedies hereunder, with respect to such Accounts and Related Contracts shall have been taken. Each Grantor will hold and preserve such records and chattel paper and will permit representatives of Secured Party at any time during normal business hours to inspect and make abstracts from such records and chattel paper, and each Grantor agrees to render to Secured Party, at such Grantor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. Promptly upon the request of Secured Party, such Grantor shall deliver to Secured Party complete and correct copies of each Related Contract.

            (b) Such Grantor shall maintain (i) complete records of each Account, including records of all payments received, credits granted and merchandise returned, and (ii) all documentation relating thereto.

            (c) Except as otherwise provided in this subsection (c), each Grantor shall continue to collect, at its own expense, all amounts due or to become due to such Grantor under the Accounts and Related Contracts. In connection with such collections, each Grantor may take (and, upon the occurrence and during the continuance of an Event of Default, at Secured Party's direction, shall take) such action as such Grantor or Secured Party may deem necessary or advisable to enforce collection of amounts due or to become due under the Accounts; provided, however, that Secured Party shall have the right at any time, upon the occurrence and during the continuation of an Event of Default and upon written notice to such Grantor of its intention to do so, to notify the account debtors or obligors under any Accounts of the assignment of such Accounts to Secured Party and to direct such account debtors or obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to Secured Party, to notify each Person maintaining a lockbox or similar arrangement to which account debtors or obligors under any Accounts have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to Secured Party and, upon such notification and, at the expense of such Grantor, to enforce collection of any such Accounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by a Grantor of the notice from Secured Party referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including checks and other instruments) received by such Grantor in respect of the Accounts and the Related Contracts shall be received in trust for the benefit of Secured Party hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to Secured Party in the same form as so received (with any necessary endorsement) to be held as cash collateral and applied as provided by Section 19, and (ii) no Grantor shall adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

            12. Special Covenants With Respect to Patent Registration, Renewal and Litigation.

            (a) Each Grantor shall make all applications for the registration of its Patents on any existing or future unregistered but patentable works that in its commercially reasonable judgment are material to its business and do any and all acts which are reasonably necessary or desirable to preserve, renew and maintain all rights in all Patents and Patent Rights that in its commercially reasonable judgment are material to its business. Any expenses incurred in connection therewith shall be borne solely by such Grantor. Such Grantor shall not abandon any Patents that in its commercially reasonable judgment are material to its business.

            (b) Except as provided in this Agreement, each Grantor shall have the right and obligation to commence and diligently prosecute in its own name, as real party in interest, for its own benefit and at its own expense, such suits, proceedings or other actions for infringement or other damage as are in its reasonable business judgment necessary to protect the Collateral. Such Grantor shall provide to Secured Party any information with respect thereto requested by Secured Party. Secured Party shall provide at such Grantor's expense all and necessary cooperation in connection with any such suit, proceeding or action including joining as a necessary party.

            (c) Each Grantor shall promptly, following its becoming aware thereof, notify Secured Party of the institution of, or any adverse determination in, any proceeding in the United States Patent and Trademark Office or any United States or foreign court or regarding such Grantor's claim of ownership in any of the Patents, its right to register the same, or its right to keep and maintain such registration.

            13. Patent Litigation After Default. Upon the occurrence and during the continuance of an Event of Default, Secured Party shall have the right but shall in no way be obligated to bring suit in the name of a Grantor or Secured Party to enforce any Patent, Patent Right and any license thereunder, and such Grantor shall, the request of Secured Party, do any and all lawful acts and execute any and all documents reasonably required by Secured Party in aid of such enforcement and such Grantor shall promptly, upon demand, reimburse and indemnify Secured Party. To the extent that Secured Party shall elect not to bring suit to enforce any Patent, Patent Right or any license thereunder, each Grantor agrees to use all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement of any of the Patents by others and for that purpose agrees to diligently maintain any action, suit or proceeding against any Person so infringing necessary to prevent such infringement.

            14. Transfers and Other Liens. No Grantor shall:

            (a) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral; or

            (b) except for the security interest created by this Agreement and the Bank Security Agreement, create or suffer to exist any Lien upon or with respect to any of the Collateral to secure the indebtedness or other obligations of any Person.

            15. Secured Party Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints Secured Party as such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, Secured Party or otherwise, from time to time in Secured Party's discretion to take any action and to execute any instrument that Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including:

            (a) to obtain and adjust insurance required to be maintained by such Grantor or paid to Secured Party pursuant to Section 9;

            (b) to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

            (c) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clauses (a) and (b) above;

            (d) to endorse such Grantor's name on all applications, documents, papers and instruments necessary for Secured Party in the use or maintenance of the Collateral;

            (e) to file any claims or take any action or institute any proceedings that Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Collateral;

            (f) to pay or discharge taxes or Liens (other than Liens permitted under this Agreement) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Secured Party in its sole discretion, any such payments made by Secured Party to become obligations of such Grantor to Secured Party, due and payable immediately without demand;

            (g) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with Accounts and other documents relating to the Collateral; and

            (h) upon the occurrence and during the continuation of an Event of Default, (i) to execute and deliver any of the assignments or documents requested by Secured Party pursuant to Section 18(b), (ii) to grant or issue an exclusive or non-exclusive license to the IP Collateral or any portion thereof to any Person, and (iii) otherwise generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and such Grantor's expense, at any time or from time to time, all acts and things that Secured Party deems necessary to protect, preserve or realize upon the Collateral and Secured Party's security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

            16. Secured Party May Perform. If any Grantor fails to perform any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by such Grantor.

            17. Standard of Care. The powers conferred on Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Secured Party accords its own property.

            18. Remedies. If any Event of Default shall have occurred and be continuing:

            (a) Secured Party may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in any relevant jurisdiction (the "Code") (whether or not the Code applies to the affected Collateral), and also may (i) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of Secured Party forthwith, assemble all or part of the Collateral as directed by Secured Party and make it available to Secured Party at a place to be designated by Secured Party that is reasonably convenient to both parties, (ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process, (iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent Secured Party deems appropriate, (iv) take possession of such Grantor's premises or place custodians in exclusive control thereof, remain on such premises and use the same and any of such Grantor's equipment for the purpose of completing any work in process, taking any actions described in the preceding clause (iii) and collecting any Secured Obligation, (v) exercise any and all rights and remedies of such Grantor under or in connection with the contracts related to the IP Collateral or any Assigned Agreements or otherwise in respect of the IP Collateral, including any and all rights of such Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, such contracts or such Assigned Agreements, and (vi) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable. Secured Party may be the purchaser of any or all of the Collateral at any such sale and Secured Party shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by Secured Party at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor hereby waives any claims against Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, each Grantor shall be liable for the deficiency and the fees of any attorneys employed by Secured Party to collect such deficiency.

            (b) Upon written demand from Secured Party, each Grantor shall execute and deliver to Secured Party an assignment or assignments of the Patents, Patent Rights, Trademarks, Trademark Registrations, Trademark Rights, the Associated Goodwill and Copyrights and such other documents as are necessary or appropriate to carry out the intent and purposes of this Agreement; provided that the failure of any Grantor to comply with such demand will not impair or affect the validity of the conditional assignment effected by Section 2 or its effectiveness upon notice by Secured Party as specified in Section 2. Such Grantor agrees that such an assignment (including the conditional assignment effected by Section 2) and/or recording shall be applied to reduce the Secured Obligations outstanding only to the extent that any Secured Party receives cash proceeds in respect of the sale of, or other realization upon, the Collateral.

            19. Application of Proceeds. Except as expressly provided elsewhere in this Agreement, all proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied at Secured Party's discretion.

            20. Continuing Security Interest and Conditional Assignment; Transfer of Loans. This Agreement shall create a continuing security interest in the Collateral as well as a continuing conditional assignment of the IP Collateral and shall (a) remain in full force and effect until the payment in full of the Secured Obligations and the termination and release of the Guaranty,
(b) be binding upon each Grantor, its successors and assigns, and (c) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns. Upon the payment in full of all Secured Obligations, the security interest and conditional assignment granted hereby shall terminate and all rights to the Collateral shall revert to the relevant Grantor. Upon any such termination Secured Party will, at the Grantor's expense, execute and deliver to the Grantors such documents as the Grantors shall reasonably request to evidence such termination.

            21. Indemnity and Expenses.

            (a) Each Grantor agrees jointly and severally to indemnify Secured Party and its directors, officers, employees and agents from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including enforcement of this Agreement), except to the extent such claims, losses or liabilities result solely from Secured Party's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

            (b) Each Grantor shall pay to Secured Party upon demand the amount of any and all costs and expenses, including the fees and expenses of its counsel and of any experts and agents, that Secured Party may incur in connection with the failure by such Grantor to perform or observe any of the provisions hereof.

            22. Amendments; Etc. No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by any Grantor therefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party and, in the case of any such amendment or modification, by the Grantors. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

            23. Notices. Any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile or telex, or three business days after depositing it in the United States mail with postage prepaid and properly addressed to the address of each party listed below:

            If to Secured Party:

            Avv.  Giacomo Torrente
            c/o 51 West 69th Street
            Apt. 5D
            New York, New York 10023
            Telecopy Number:  212-208-0944

            If to any Grantor:

            AmeriCom USA, Inc.
            5900 Hollis St. R-1
            Emeryville, California 94608
            Attention:  Thomas Hopfensperger and
                          Carol Fullam
            Telecopy Number:

            24. Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

            25. Severability.  In case any provision in or obligation under this
Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

            26. Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

            27. Governing Law; Terms.

            (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE CODE PROVIDES THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

            (b) Unless otherwise defined herein, terms used in articles 8 and 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined. As used in this Agreement, the following terms shall have the following definitions:

            "Lien" means any mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

            "Person" means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or governmental agency.

            28. Consent to Jurisdiction and Service of Process. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY GRANTOR ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT EACH GRANTOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. EACH GRANTOR HEREBY AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO SUCH GRANTOR AT ITS ADDRESS PROVIDED IN SECTION 23, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY SUCH GRANTOR TO BE SUFFICIENT FOR PERSONAL JURISDICTION IN ANY ACTION AGAINST SUCH GRANTOR IN ANY SUCH COURT AND TO BE OTHERWISE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF SECURED PARTY TO BRING PROCEEDINGS AGAINST ANY GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION.

            29. Waiver of Jury Trial. EACH GRANTOR AND SECURED PARTY HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH GRANTOR AND SECURED PARTY EACH ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR SUCH GRANTOR AND SECURED PARTY TO ENTER INTO A BUSINESS RELATIONSHIP, THAT SUCH GRANTOR AND SECURED PARTY HAVE ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH GRANTOR AND SECURED PARTY FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

            30. Counterparts. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                 [Remainder of page intentionally left blank]

            IN WITNESS WHEREOF, each Grantor and Secured Party have caused this Agreement to be duly executed and delivered as of the date first written above.

                                    AMERICOM USA, INC., as a Grantor



                                    By:  /s/ Thomas J. Hopfensperger
                                         --------------------------------
                                         Name: Thomas J. Hopfensperger
                                         Title: President



                                    KIOSK SOFTWARE, INC., as a Grantor



                                    By: /s/ Thomas J. Hopfensperger
                                        -----------------------------------
                                        Name: Thomas J. Hopfensperger
                                        Title: Authorized Person




                                    By:  /s/ Giacomo Torrente
                                        -----------------------------------
                                          AVV. GIACOMO TORRENTE,
                                          as Secured Party

                                   SCHEDULE I

                                   TRADEMARKS



                                      NONE

                                   SCHEDULE II

                           FOREIGN PATENT APPLICATIONS


Serial Number                            Filing Date
-------------                            -----------


AmeriCom  USA, Inc.
--------  ---------


PCT/00/09663                             April 11, 2000




Kiosk Software, Inc.
--------------------


None

                       PENDING U.S. PATENT APPLICATIONS


Serial Number                                 Filing Date
-------------                                 -----------


AmeriCom USA, Inc.


09/291,785                                   April 14, 1999


09/335,384                                   June 17, 1999


09/488,666                                   January 20, 2000


An application for Letters Patent of the United States to be assigned to AmeriCom USA, Inc. with respect to the technology assigned to AmeriCom USA, Inc. known as Virtual Object State Explication (VOSX).


Kiosk Software, Inc.

None

                                  SCHEDULE III

                                 U.S. COPYRIGHTS



                                      NONE

                                   SCHEDULE IV

                         PRINCIPAL PLACE OF BUSINESS;
                      LOCATIONS OF EQUIPMENT AND INVENTORY



Principal Place of Business and Chief Executive Office
------------------------------------------------------

AmeriCom USA, Inc.
------------------
5900 Hollis St. R-1
Emeryville, California 94608

Kiosk Software, Inc.
--------------------
5900 Hollis St. R-1
Emeryville, California 94608


Locations of Equipment and Inventory
------------------------------------

AmeriCom USA, Inc.
------------------
5900 Hollis St. R-1
Emeryville, California 94608

825 Buckley Road, Ste. B
San Luis Obispo, California 93401

124 S. Halcyon
Arroyo Grande, California 93420


Kiosk Software, Inc.
--------------------
5900 Hollis St. R-1
Emeryville, California 94608

825 Buckley Road, Ste. B
San Luis Obispo, California 93401

124 S. Halcyon
Arroyo Grande, California 93420